EXHIBIT 32
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of PepsiCo, Inc. (the “Corporation”) on Form 10-Q for the quarterly period ended September 5, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ramon L. Laguarta, Chairman of the Board of Directors and Chief Executive Officer of the Corporation, certify to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: October 7, 2026	/s/ Ramon L. Laguarta
Ramon L. Laguarta
Chairman of the Board of Directors and
Chief Executive Officer

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of PepsiCo, Inc. (the “Corporation”) on Form 10-Q for the quarterly period ended September 5, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stephen T. Schmitt, Chief Financial Officer of the Corporation, certify to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: October 7, 2026	/s/ Stephen T. Schmitt
Stephen T. Schmitt
Chief Financial Officer